SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. ____________)

FILED  BY  THE  REGISTRANT  X
FILED  BY  A  PARTY  OTHER  THAN  THE  REGISTRANT

CHECK  THE  APPROPRIATE  BOX:
      PRELIMINARY  PROXY  STATEMENT
      CONFIDENTIAL,  FOR  USE  OF  THE  COMMISSION ONLY (AS PERMITTED BY RULE
        14A-6(E)(2))
X     DEFINITIVE  PROXY  STATEMENT
      DEFINITIVE  ADDITIONAL  MATERIALS
      SOLICITING  MATERIAL  UNDER  RULE  14A-12

                              COASTAL BANCORP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT))

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX):

X     NO  FEE  REQUIRED.
      FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

     (1)     TITLE OF EACH CLASS  OF SECURITIES TO WHICH TRANSACTION APPLIES:

             ___________________________________

     (2)     AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

             ___________________________________

     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE
             ACT RULE 0-11: (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

             ___________________________________

     (4)     PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:

             ___________________________________

     (5)     TOTAL  FEE  PAID:

             ___________________________________

     FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS:

     CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     (1)     AMOUNT  PREVIOUSLY  PAID:

             ___________________________________

     (2)     FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NO.:

             ___________________________________

     (3)     FILING  PARTY:

             ___________________________________

     (4)     DATE  FILED:

             ___________________________________







                                                                  March 25, 2003





Dear  Stockholder:

     You are cordially invited to attend the Annual Meeting of the Stockholders (the "Annual Meeting") of Coastal Bancorp, Inc. (the "Company"). The meeting will be held at the corporate offices of Coastal Bancorp, Inc., at 5718 Westheimer, Houston, Texas, in the Coastal Banc auditorium, Suite 1101, on Thursday, April 24, 2003, at 12:00 noon, Central Time.

     The attached Notice of Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. Stockholders will vote to elect two directors and to ratify the selection of KPMG LLP by the Board of Directors to act as the Company's independent public accountants for fiscal 2003. The Company's Board of Directors believes that these proposals are in the best interests of the Company and its stockholders and recommends that stockholders vote "FOR" the proposals at the Annual Meeting. Directors and officers of the Company and representatives of the Company's independent public accountants will be present at the Annual Meeting to respond to any questions that our stockholders may have.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Let me urge you to mark, sign and date your proxy card today and return it in the postage paid envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of, and interest in, Coastal Bancorp, Inc. is appreciated.

                                        Sincerely,

                                   /s/  Manuel  J.  Mehos
                                   ----------------------

                                        Manuel  J.  Mehos
                                        Chairman  of  the  Board,  President
                                        and  Chief  Executive  Officer

                              COASTAL BANCORP, INC.
                               COASTAL BANC PLAZA
                           5718 WESTHEIMER, SUITE 600
                              HOUSTON, TEXAS  77057

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Coastal Bancorp, Inc. (the "Company") will be held at the corporate offices of Coastal Bancorp, Inc., at 5718 Westheimer, Suite 1101, Houston, Texas 77057 at 12:00 noon, Central Time, on April 24, 2003. At the meeting, the holders of the Company's common stock will act on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect two directors of the Company to serve until the annual meeting of stockholders in the year 2006 and until their successors are elected and qualified;

     (2) To ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003; and,

     (3) To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management of the Company is not aware of any matters other than those set forth above which may properly come before the Annual Meeting.

     The Board of Directors has fixed February 25, 2003 for the determination of the holders of the Company's common stock entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment or postponement.

                                   BY  ORDER  OF  THE  BOARD  OF
                                   DIRECTORS





                                   /s/  Linda  B.  Frazier
                                   -----------------------
                                   Linda  B.  Frazier
                                   Secretary
Houston,  Texas
March  25,  2003


     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. EACH SHAREHOLDER AND GUEST MAY BE REQUIRED TO PRESENT A VALID PICTURE IDENTIFICATION FOR ADMISSION. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                              COASTAL BANCORP, INC.
                       2003 ANNUAL MEETING OF STOCKHOLDERS
                                 PROXY STATEMENT

                                TABLE OF CONTENTS


PROXY  STATEMENT                                                               1
BACKGROUND  INFORMATION                                                        2
VOTING  SECURITIES  AND  BENEFICIAL  OWNERSHIP  THEREOF                        2
INFORMATION  WITH  RESPECT  TO  NOMINEES  FOR  DIRECTOR,  DIRECTORS  WHOSE
  TERMS CONTINUE  AND  EXECUTIVE  OFFICERS                                     6
STOCKHOLDER  NOMINATIONS                                                       8
BOARD  OF DIRECTORS MEETINGS AND COMMITTEES OF COASTAL BANCORP, INC. AND
  COASTAL BANC  SSB                                                            8
BOARD  FEES                                                                    9
2002  NON-EMPLOYEE  DIRECTOR  STOCK  PURCHASE  PLAN                           10
SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE                  10
REPORT  OF  THE  AUDIT  COMMITTEE                                             10
COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION              13
EXECUTIVE  OFFICERS  WHO  ARE  NOT  DIRECTORS                                 13
EXECUTIVE  COMPENSATION                                                       14
REPORT  OF  COMPENSATION  COMMITTEE  OF  THE  BOARD OF DIRECTORS ON
  COMPENSATION DURING  FISCAL  2002                                           14
SUMMARY  COMPENSATION  TABLE                                                  16
EXECUTIVE  SEVERANCE  AGREEMENTS                                              17
AGGREGATE  OPTIONS  GRANTED  IN  LAST  FISCAL  YEAR                           19
AGGREGATE  OPTIONS  EXERCISED  IN  LAST YEAR AND FISCAL YEAR - END OPTION
  VALUES                                                                      20
DISCLOSURE  OF  EQUITY  COMPENSATION  PLAN  INFORMATION                       20
COMPARATIVE  STOCK  PERFORMANCE  GRAPH                                        21
TRANSACTIONS  WITH  MANAGEMENT                                                23
PROPOSAL  TO  RATIFY  THE  SELECTION  OF  INDEPENDENT  PUBLIC ACCOUNTANTS     23
FEES  BILLED  TO  THE  COMPANY  BY  KPMG  LLP  DURING  FISCAL  2002           23
STOCKHOLDER  PROPOSALS                                                        24
PROXY  SOLICITATION                                                           25
OTHER  MATTERS                                                                25
ANNUAL  REPORT  AND  FINANCIAL  STATEMENTS                                    25

APPENDIX
--------
AUDIT  COMMITTEE  CHARTER                                                    A-1

                              COASTAL BANCORP, INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished to the holders of the common stock, $.01 par value per share (the "Common Stock"), of Coastal Bancorp, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company, to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the corporate offices of Coastal Bancorp, Inc., at 5718 Westheimer, Houston, Texas in the Coastal Banc auditorium, Suite
1101, at 12:00 noon, Central Time, on April 24, 2003 and at any adjournment or postponement thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is expected to be mailed to stockholders on or about March 25, 2003.

     Each proxy solicited hereby, if properly signed and returned to the Company, will be voted in accordance with the instructions contained therein if it is not revoked prior to its use. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY RECEIVED WILL BE VOTED: (I) FOR THE ELECTION OF THE BOARD'S NOMINEES AS DIRECTORS OF THE COMPANY; (II) FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF
KPMG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003; AND (III) UPON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES. ANY HOLDER OF COMMON STOCK WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH SUCH SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE PRECEDING SENTENCE.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice of revocation thereof (Linda B. Frazier, Coastal Bancorp, Inc., Coastal Banc Plaza, 5718 Westheimer, Suite 600, Houston, Texas 77057-5745), (ii) submitting a duly executed proxy bearing a later date; or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

                             BACKGROUND INFORMATION
                                       ON
                              COASTAL BANCORP, INC.
                                       AND
                                  SUBSIDIARIES

     Coastal Bancorp, Inc. is engaged primarily in the business of serving as the parent holding company for Coastal Banc ssb (the "Bank"). The Company was incorporated in March 1994 in connection with the reorganization of Coastal Banc Savings Association, a Texas-chartered thrift institution (the "Association") into the holding company form of organization. In connection with the reorganization, which was completed in July 1994, the Association concurrently converted into a Texas-chartered savings bank and took its present name. In November 1996, in order to minimize state taxes, the Company's corporate structure was again reorganized by forming Coastal Banc Holding Company, Inc. ("HoCo") as a Delaware holding company. HoCo became a wholly-owned subsidiary of the Company and the Bank became a subsidiary of HoCo. Coastal Bancorp, Inc. is a registered unitary savings and loan holding company regulated by the Office of Thrift Supervision, a division of the U.S. Department of the Treasury.


                        VOTING SECURITIES AND BENEFICIAL
                                OWNERSHIP THEREOF

     Only holders of record of the Company's Common Stock at the close of business on February 25, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 5,146,130 shares of Common Stock outstanding and the Company had no other class of voting equity securities outstanding. Only holders of Company Common Stock will be entitled to vote at the Annual Meeting and each share of Common Stock will be entitled to one vote on all matters properly presented. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority in interest of those present (in person or by proxy) at the Annual Meeting is required to approve the proposal to ratify the appointment of the Company's independent public accountants.

     Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have the same effect as a vote against the proposal to ratify the appointment of the Company's independent public accountants, but will not be counted as votes cast for the election of directors and, thus, will have no effect on the voting for the election of directors. Under the applicable rules, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

     At February 25, 2003, directors, executive officers and their affiliates beneficially owned 1,193,727 shares of Common Stock or 21.46% of the total shares of Common Stock outstanding on such date. It is anticipated that all of such shares will be voted for the election of the nominees of the Company's Board of Directors and in favor of the proposal to ratify the selection of KPMG LLP as the Company's independent public accountants.

     The following table sets forth the beneficial ownership of the Common Stock as of February 25, 2003, with respect to (i) any person or entity who is known to the Company to be the beneficial owner of 5% or more of the Common Stock;
(ii) each nominee for director; (iii) each director of the Company; (iv) each of the executive officers named in the summary compensation table (see "Executive Compensation - Summary Compensation Table") and (v) all directors and executive officers of the Company and its wholly-owned subsidiary, Coastal Banc Holding Company, Inc. ("HoCo") and its subsidiary, Coastal Banc ssb, as a group. The address for all directors and executive officers of the Company, HoCo and the Bank is Coastal Banc Plaza, 5718 Westheimer, Suite 600, Houston, Texas 77057. Except as set forth below, as of February 25, 2003, the Company was aware of no other person or entity unaffiliated with the Company that was the beneficial owner of 5% or more of the Common Stock.



                                           AMOUNT OF SHARES OF
                                              COMMON STOCK
NAME                                       BENEFICIALLY OWNED
(AND ADDRESS) OF                            AS OF FEBRUARY 25,               PERCENT OF
BENEFICIAL OWNER                                 2003(1)                       CLASS
----------------------------------------------------------------------------------------
Manuel J. Mehos, Chairman of the Board,
President and Chief Executive Officer
Coastal Bancorp, Inc., Coastal Banc
Holding Company, Coastal Banc ssb and
Coastal Banc Mortgage Corp., Chief
Executive Officer of CoastalBanc Financial
Corp. and Co-Chairman of Coastal Banc
Capital Corp.                                  671,750 (4)                     12.08%

Tontine Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York 10166                       513,850 (2) (6)                  9.24

First Manhattan Co.
437 Madison Avenue
New York, New York 10022                       510,427 (2)                      9.18

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401                 436,150 (2)                      7.84

Systematic Financial Management, L.P.
300 Frank W. Burr Blvd.
Glenpointe East, 7th Floor
Teaneck, New Jersey  07666                     359,230 (2)                      6.46
                                                            (continued on next page)



                                           AMOUNT OF SHARES OF
                                              COMMON STOCK
NAME                                       BENEFICIALLY OWNED
(AND ADDRESS) OF                            AS OF FEBRUARY 25,               PERCENT OF
BENEFICIAL OWNER                                 2003(1)                       CLASS
----------------------------------------------------------------------------------------

DePrince, Race & Zollo, Inc.
201 South Orange Avenue, Suite 850
Orlando, Florida  32801                        358,650 (2)                       6.45

D. Fort Flowers, Jr., Director
Coastal Bancorp, Inc. and Coastal Banc ssb     274,890 (3)                       4.94

Catherine N. Wylie, Sr. Executive Vice
President and Chief Financial Officer
Coastal Bancorp, Inc., Coastal Banc
Holding Company, Inc., Coastal Banc ssb,
Coastal Banc Mortgage Corp., the President
of Coastal Banc Capital Corp. and President
of CoastalBanc Financial Corp. and Coastal
Banc Insurance Agency, Inc.                     95,954 (4) (5)                   1.72

Gary R. Garrett, Co-Chairman
Coastal Banc Capital Corp. and President
of Coastal Banc Mortgage Corp                   80,586 (4)                       1.45

David R. Graham, Executive Vice President
-Commercial Real Estate Lending
Coastal Banc ssb                                31,321 (4)                          *

Robert E. Johnson, Jr., Director
Coastal Bancorp, Inc. and Coastal Banc ssb      20,448                              *

Michael A. Presley, Director
Coastal Banc Capital Corp. and Executive
Vice President of Coastal Banc Mortgage Corp.    9,000                              *

Robert V. New, Executive Vice President
and Chief Banking Officer
Coastal Banc ssb                                 3,750 (4)                          *

Dennis S. Frank, Director
Coastal Bancorp, Inc. and Coastal Banc ssb       3,237                              *

Robert Edwin Allday, Director
Coastal Bancorp, Inc. and Coastal Banc ssb       2,420                              *

Clayton T. Stone, Director
Coastal Bancorp, Inc. and Coastal Banc ssb         371                              *
(continued on next page)

                                           AMOUNT OF SHARES OF
                                              COMMON STOCK
NAME                                       BENEFICIALLY OWNED
(AND ADDRESS) OF                            AS OF FEBRUARY 25,               PERCENT OF
BENEFICIAL OWNER                                 2003(1)                       CLASS
----------------------------------------------------------------------------------------
All directors and executive
officers of the Company and the
Bank as a group (11 persons)                 1,193,727 (4)                      21.46


_____________________________
*     Represents  less  than  1.0%  of  the  Common  Stock  beneficially  owned.


(1) Based upon information furnished by the respective individuals and filings pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information is not necessarily indicative of beneficial ownership for any other purpose. Under regulations promulgated pursuant to the Exchange Act, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)     Based  on  a  Schedule  13G  filed  under  the  Exchange  Act.

(3) Of such shares, 269,520 are owned by a trust over which Mr. Flowers has shared voting and dispositive power with three other co-trustees.

(4) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within sixty (60) days of the Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group. The amounts set forth in the table include 80,172, 14,212, 228,250, 3,750, 7,500 and 82,809 shares which may be received upon the exercise of stock options by Messrs. Garrett, Graham, Mehos, New, Presley and Ms. Wylie, respectively, pursuant to stock options. For all directors and executive officers as a group, the number of shares includes 416,693 shares of Common Stock subject to outstanding stock options.

(5) Ms. Wylie is also the beneficial owner of 2,000 shares of the Company's 9.12% Cumulative Preferred Stock, Series A and 500 shares of Coastal Capital Trust I 9.0% Trust Preferred Stock.

(6) Based on information disclosed by the group of reporting persons set forth herein on a Schedule 13G filed with the Securities and Exchange Commission on February 4, 2003, the following entities may be deemed to be the beneficial owners of the common stock: Tontine Partners, L.P., 36,450 shares; Tontine Overseas Associates, L.L.C., 47,500 shares; and Tontine Financial Partners, L.P., 429,900 shares. The address for these entities is the same as set forth in the chart above.

             INFORMATION WITH RESPECT TO THE NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS


ELECTION  OF  DIRECTORS

     Coastal Bancorp, Inc. is a Texas corporation, formed pursuant to the Texas Business Corporation Act which requires that the business and affairs of the Company shall be managed by or under the direction of the Board of Directors. The Company's Articles of Incorporation provide that the Company's Board of Directors be divided into three classes as nearly equal in number as possible, with one class to be elected annually, and the Bylaws state that members of each class are to be elected for a term of office to expire at the third succeeding annual meeting of stockholders and when their respective successors have been elected and qualified. The number of directors is determined from time to time by resolution of the Board.

     As of June 30, 2002, James C. Niver resigned from the Board of Directors for personal reasons. The Board of Directors filled the vacancy left by Mr. Niver's resignation by electing Mr. Clayton T. Stone to the Board effective July 1, 2002 to serve until this Annual Meeting. Mr. Stone is currently a nominee for director to be elected at this Annual Meeting.

     Two directors are to be elected at this Annual Meeting to hold office until the Annual Meeting in 2006 or until their successors are elected and qualified. These directors have consented to serve if elected. The information set forth below relating to a director's tenure is as of the date he was first elected as director of either the Association or the Company, where applicable. There are no arrangements or understandings between the Company and any person pursuant to which such person has been selected as a nominee, and no director is related to any other director or executive officer of the Company or the Bank by blood, marriage or adoption.

INFORMATION  WITH  RESPECT  TO  CONTINUING  DIRECTORS

     Information concerning those members of the Board whose terms do not expire in 2003, including age, tenure and principal position with the Company and principal occupation during the past five years, as well as the year his term will expire, is set forth below:

     R. EDWIN ALLDAY. Age 52. Director since 1986. Mr. Allday is a self-employed consultant who provides management-consulting services for non-profit organizations. From September 1993 to January 1999, Mr. Allday was a senior consultant with The Dini Partners, Inc., Houston, Texas, a company that provides counseling in philanthropy and non-profit company management. His term as a director of the Company will expire in 2004.

     D. FORT FLOWERS, JR. Age 41. Director since 1992. Mr. Flowers is the President and a Director of Sentinel Trust Company, a Texas Limited Banking Association, Houston, Texas, providing fiduciary and investment management services to affluent families, their closely held corporations and foundations, a position he has held since January 1997. Mr. Flowers is a Director and the Vice Chairman of the Board of New Covenant Trust Company, a National Trust Company. Mr. Flowers was Chairman of the Board of DIFCO, Inc., a railroad car engineering and manufacturing company from before the time he became a director until August 1997 when that company was sold. His term as a director of the Company will expire in 2004.

     DENNIS S. FRANK. Age 47. Director since 1988. Mr. Frank is the Chairman of the Board, Chief Executive Officer and President of Silvergate Capital Corporation, a financial institution holding company controlling Silvergate Bank, La Jolla, California a position he has held since December 1996. Additionally, he has been the President of DSF Management Company, a private investment company, located in Houston, Texas, since March 1994. His term as a director of the Company will expire in 2004.

     ROBERT E. JOHNSON, JR. Age 49. Director since 1986. Mr. Johnson is a partner in the law firm of Johnson & Johnson, Austin, Texas. His term as a director of the Company will expire in 2005.


INFORMATION  WITH  RESPECT  TO  THE  NOMINEES  FOR  DIRECTOR

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted "FOR" the election of the nominees listed below. If any nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the Board of Directors will nominate, and the persons named as proxies will vote, for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as a director if elected.

     Information concerning the nominees for director, including age, tenure, principal position with the Company and his principal occupation during the past five years, as well as the year his term will expire, is set forth below:

     MANUEL J. MEHOS. Age 49. Director since 1986. Mr. Mehos is the Chairman of the Board, President and Chief Executive Officer of the Company, Coastal Banc Holding Company, Inc., Coastal Banc Mortgage Corp. and the Bank as well as the Chief Executive Officer of CoastalBanc Financial Corp., a Bank subsidiary and the Co-Chairman of Coastal Banc Capital Corp., an affiliate of the Bank. He is also a Director and President of CoastalBanc Investment Corporation, which is a wholly-owned subsidiary of the Bank. The Company, the Bank, its subsidiaries and affiliates are located in Houston, Texas. CoastalBanc Investment Corporation is presently inactive. If elected, his term as a director of the Company will expire in 2006.

     CLAYTON T. STONE. Age 69. Director from August 1995 until November 1998 and July 2002 to present. Mr. Stone has been an officer of Hines Interests Limited Partnership for 22 years, serving as Executive Vice President for 15 years. During a ten-year retirement period from Hines, Mr. Stone served as a consultant to various clients in real estate investments and litigation advisory services. If elected, his term will expire in 2006.


                THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE
                  NOMINEES BE ELECTED DIRECTORS OF THE COMPANY.




STOCKHOLDER  NOMINATIONS

     The Company's Articles of Incorporation govern nominations for election to the Board of Directors and require that all nominations for election to the Board of Directors, other than those made by the Board, be made by a stockholder who has complied with the notice provisions in the Articles. Written notice of a stockholder's nomination must be communicated to the attention of the Company's Secretary and either delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, and with respect to a special meeting of stockholders for the election of directors, on the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Such notice shall include specified matters as set forth in the Articles of Incorporation. If the nomination is not made in accordance with the requirements set forth in the Articles of Incorporation, the defective nomination will be disregarded at the Annual Meeting. The Company did not receive any nominations from stockholders for the Annual Meeting.

BOARD  OF  DIRECTORS  MEETINGS  AND  COMMITTEES
   OF  COASTAL  BANCORP,  INC.  AND  COASTAL  BANC  SSB

     The Company's Board of Directors has responsibility for establishing broad corporate policies and overall performance of Coastal. However, it is not involved in the day-to-day operating details of the Company's business. Members of the Board are kept informed of the Company's business through various documents and reports provided by the Chairman of the Board and other Officers of the Company and by participating in Board and Board Committee meetings. Each Director has access to all books, records and reports of Coastal, and members of management are available at all times to answer any Director's questions.

     Regular meetings of the Board of Directors of the Company are held at least quarterly and special meetings may be called at any time as necessary. During the year ended December 31, 2002, the Board of Directors of the Company held eight (8) meetings. All incumbent directors of the Company attended at least seventy-five percent (75%) of the Board meetings held during the period in which he served as a director in 2002.

     The Board of Directors of the Company is authorized by its Bylaws to elect members of the Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company. The Board of Directors as a whole acts as a Nominating Committee. This is the only Committee of the Company.

     Regular meetings of the Board of Directors of the Bank are held at least quarterly and special meetings may be called at any time as necessary. During the year ended December 31, 2002, the Board of Directors of the Bank held nine
(9) meetings. All incumbent directors of the Bank attended at least seventy-five percent (75%) of the aggregate of the total number of Board meetings held during the period in which he served as a director and the total number of meetings held by committees of the Board of Directors of the Bank on which he served in 2002. The members of the Board of Directors of the Company are also the members of the Board of Directors of the Bank.

     The Board of Directors of the Bank is authorized by its Bylaws to elect members of the Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Bank. At December 31, 2002, the Bank had various committees, including an Audit, Compensation, Asset/Liability and Directors' Loan Review Committee.

     Audit Committee. The Audit Committee of the Bank's Board is responsible for reviewing the reports of the independent public accountants and examination reports of regulatory authorities, monitoring the internal audit functions (whether in-house or outsourced), which reports directly to this Committee, and generally overseeing compliance with internal policies and procedures pursuant to the Audit Committee Charter (the "Charter"). The Audit Committee members are Messrs. Flowers (Chairman), Allday and Johnson. The members are "independent" as defined in Rule 4200(a)(14) of the listing standards of the Nasdaq Stock Market. This Committee met seven (7) times during 2002. See "Report of the Audit Committee."

     Compensation Committee. The Compensation Committee reviews the compensation of senior executive officers and recommends to the Board adjustments in such compensation based on a number of factors, including the profitability of the Bank. Messrs. Johnson (Chairman), Flowers and Stone comprise the Compensation Committee, which met five (5) times during 2002. See "Executive Compensation - Report of the Compensation Committee of the Board of Directors on Compensation During Fiscal 2002."

     Asset/Liability Committee. The Asset/Liability Committee met one (1) time in 2002 to review and analyze the investment securities portfolio, ascertain that the Bank's interest rate risk policy is followed and to confirm that policies and procedures for all investment securities are adequate and appropriate. The Committee also makes interest rate risk assessments and formulates asset/liability management policy. This Committee consists of Messrs. Frank (Chairman), Allday and Mehos.

     Directors' Loan Review Committee. The Directors' Loan Review Committee met twelve (12) times in 2002 to approve and/or review certain loans. The Committee can approve any class or type of loan which is authorized for investment by the Board. Specified loan authority limits are further delegated to the Portfolio Control Center ("PCC") or an individual officer of the Bank. The Directors' Loan Review Committee consists of Messrs. Stone (Chairman), Flowers and Mehos.

BOARD  FEES

     During 2002, each non-employee director of the Company and the Bank was paid a fee of $4,000 for attendance at each Board meeting, $500 for each committee meeting attended and $1,000 for each Loan Review Committee meeting attended in the months in which the Board met and $500 for the other months attended. When the Board of Directors of the Company meets on the same day as the Board of Directors of the Bank, only one attendance fee is paid for that date. No fees are paid for non-attendance; attendance by conference telephone is similarly not compensated. Directors are also reimbursed for reasonable travel expenses. Directors who are also employees of the Company and the Bank receive no fees for attendance at Board or committee meetings.

2002  NON-EMPLOYEE  DIRECTOR  STOCK  PURCHASE  PLAN

     On January 24, 2002, the Board of Directors of the Company approved the 2002 Non-Employee Director Stock Purchase Plan (the "Stock Purchase Plan"). This Stock Purchase Plan provides eligible members of the Company's Board of Directors with an opportunity to purchase shares of the Company's common stock with up to half of their Director and Committee fees. The maximum number of shares of common stock that may be issued over the term of the Plan will not exceed twenty-five thousand (25,000) shares. A total of 3,556 shares were issued during 2002 under the 2002 Non-Employee Stock Purchase Plan.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's officers, directors and beneficial owners of more than 10% of any class of equity securities of the Company file reports to indicate ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of such reports.

     Based upon a review of the copies of such forms, the Company believes that during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to the Company's officers and directors and to beneficial owners of more than 10% of the Company's equity securities were complied with.

REPORT  OF  THE  AUDIT  COMMITTEE

     The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

     During fiscal 2002, the Audit Committee of the Board of Directors ratified and approved the Audit Committee Charter (the "Charter"), which was originally approved by the Board of Directors on August 24, 2000. The complete text of the Charter, which reflects standards set forth in SEC regulations and the rules of the Nasdaq Stock Market, is reproduced in Appendix A to this proxy statement.

     As  set  forth  in  more  detail in the Charter, the Audit Committee's (the
"Committee")  primary  duties  and  responsibilities  are  to:

- Monitor the integrity of the Company's financial statements, consolidated accounting and financial controls and financial reporting process and systems of internal compliance.
- Monitor the selection, independence and performance of the Company's independent public accountants and internal auditing, compliance and loan review functions; and
- Provide an avenue of communication among independent public accountants, management, the internal audit function (whether in-house or outsourced), the Audit Committee and the Board of Directors.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Charter. To carry out its responsibilities, the Committee met seven (7) times during fiscal 2002.

     In overseeing the preparation of the Company's financial statements for the year ended December 31, 2002, the Committee met separately with both management and KPMG LLP, the Company's independent public accountants, to review and discuss the financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee discussed the financial statements with management and KPMG LLP. The Committee's review included discussion with the independent public accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications With Audit Committees).

     The Committee also discussed with KPMG LLP matters relating to its independence including disclosures required to be made to the Committee by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     In addition, the Committee reviewed major initiatives and programs aimed at strengthening the effectiveness of the Company's internal control structure. As a part of the process, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

     Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or its responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and they may not be, and do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide the Audit Committee with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are, in fact, "independent."



                                        By  the  Committee:
                                        D.  Fort  Flowers,  Jr.  (Chairman)
                                        R.  Edwin  Allday
                                        Robert  E.  Johnson,  Jr.












                      [THIS SPACE INTENTIONALLY LEFT BLANK]

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Board's Compensation Committee is or has been an officer or employee of the Company nor on any other committee of the board of directors of another entity performing similar functions. No transactions with the Company affecting the members of the Compensation Committee, or their affiliates, occurred during fiscal 2002.

EXECUTIVE  OFFICERS  WHO  ARE  NOT  DIRECTORS

     The following table sets forth information concerning executive officers of the Company, the Bank or other subsidiaries who do not serve on the Company's Board of Directors. All executive officers are elected by the Board of Directors of the Company or the Bank or of the respective subsidiary, as applicable, and serve until their successors are elected and qualified. No such executive officer is related to any director or other executive officer of the Company or the Bank or its subsidiaries by blood, marriage or adoption, and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected an executive officer.


                              Position with the Company and/or
                              the Bank and other subsidiaries
Name                 Age      Principal Occupation During Last Five Years
----                 ---     ---------------------------------------------------
Gary  R.  Garrett     55      Co-Chairman  of  Coastal  Banc  Capital  Corp., an
                              affiliate of the Bank, as of January 2002 and President of Coastal Banc Mortgage Corp, an affiliate of the Bank since July 2002. Previous to this he was Senior Executive Vice President of the Bank from July 1999 until December 2001; Executive
                              Vice  President  of  the  Bank from August 1993 to
                              July  1999; Chief Lending Officer of the Bank from
                              1995  to  December  2001;  and  Senior  Vice
                              President-Mortgage Lending of the Bank from October 1991 to August 1993.

David  R.  Graham     59      Executive  Vice President of the Bank since August
                              1993; Senior Vice President-Commercial Real Estate
                              Lending  of the Bank from May 1988 to August 1993;
                              and  a  Director  of  CoastalBanc  Financial Corp.

Robert  V.  New       51      Executive Vice President and Chief Banking Officer
                              of  the  Bank since December 2001. From 1988 until
                              December  2001,  Mr.  New held various Senior Vice
                              President  positions  at  Bank  of America/Nations
                              Bank  and  NCNB.

Michael  A.  Presley  49      President  of  Coastal  Banc  Capital  Corp.,  an
                              affiliate of the Bank since August 1997 and Executive Vice President of Coastal Banc Mortgage
                              Corp.,  an  affiliate of the Bank since July 2002.
                              From February 1992 until August 1997, Mr. Presley held the position of First Vice President at Morgan Keegan & Co.

Catherine  N.  Wylie  49      Senior  Executive  Vice  President of the Company,
                              Coastal Banc Holding Company, Inc. and the Bank since July 1999 and a Director of Coastal Banc
                              Holding Company, Inc., and of each of the Bank's subsidiaries; Chief Financial Officer of the Company and the Bank since October 1993; Chief
                              Operations  Officer  since  May  1999;  Senior
                              Executive  Vice  President of Coastal Banc Holding
                              Company, Inc. from November 1996 to July 1999, of the Company from July 1994 to July 1999 and of the Bank from August 1993 to July 1999; Controller of the Bank from April 1989 to October 1993; also
                              President/Treasurer of CoastalBanc Financial Corp.
                              since  October  1990;  also
                              President/Secretary/Treasurer  of  Coastal  Banc
                              Insurance  Agency, Inc. since June 2000. Director,
                              Senior  Executive  Vice  President,  Treasurer and
                              Principal of Coastal Banc Capital Corp., an affiliate of the Bank, since August 1997.
                              Director,  Senior  Executive  Vice  President  and
                              Treasurer  of  Coastal  Banc  Mortgage Corp. since
                              July  2002.


                             EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee of the Board of Directors on Compensation During Fiscal 2002 and the stock performance graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent the Company incorporates this Report or the performance graphs by reference therein.

     REPORT  OF  THE  COMPENSATION  COMMITTEE  OF  THE  BOARD  OF  DIRECTORS  ON
COMPENSATION DURING FISCAL 2002. Officers of the Company are also Officers of the Bank and do not receive separate compensation for their services to the Company.

     The Compensation Committee of the Board of Directors of the Bank (the "Committee") is composed entirely of independent outside directors. See "Information With Respect to the Nominees for Director, Directors Whose Terms Continue and Executive Officers" and "Board of Directors Meetings and Committees of Coastal Bancorp, Inc. and Coastal Banc ssb." The Committee is responsible for reviewing the compensation of senior executive officers of the Bank and recommending senior executive compensation proposals to the Bank's Board of Directors for approval.

     The Committee evaluates the base salaries of the Bank's senior executive officers annually. A senior executive officer's base salary is determined mid-year and is based upon longevity with the Bank, the effectiveness of such individual in performing his or her duties, peer averages at the position in question and the Bank's overall performance. No particular weight is assigned to these variables. The base salary component alone, while designed to be competitive with peer group averages, is not designed to produce top levels of compensation for the Bank's senior executive officers when compared to its peer group. The incentive component, as described below, which requires the Company to achieve returns at a pre-specified level before additional compensation is paid, is the element which is designed to make total compensation for each of the Bank's senior executive officers comparable or better than the comparable executive compensation for the senior executive officers in the Bank's peer group. Based upon the foregoing, Mr. Mehos, the Chief Executive Officer, earned $360,000 in base salary during 2002.

     The amount of incentive compensation is related to the financial performance of the Company. No cash incentive compensation will be paid to the Bank's senior executive officers unless the Committee determines the Bank is safe and sound in the following areas: capital adequacy, earnings composition, earnings capability, liquidity, risk management (classified assets), strategic planning, and compliance with laws and regulations. During 2002, the Committee paid incentive awards totaling $497,013 to the senior executive officers of the Bank. See "Summary Compensation Table."

     During 2002, the Compensation Committee reviewed employee performance to determine whether to issue stock compensation. The Compensation Committee authorizes grants of stock options, stock grants and other types of stock awards permitted under the Company's stock compensation programs based on recommendations from the Company's Chief Executive Officer. The Compensation Committee has the discretion to determine, among other things, to whom stock compensation is granted, the form of the compensation, the amount of the compensation, the vesting period, if any and the exercise price, if any. During 2002, the Committee granted incentive stock options to purchase an aggregate 36,031 shares of Company common stock to four employees under the Company's 1999 Stock Compensation Plan.





                                        By  the  Committee:
                                        Robert  E.  Johnson,  Jr.
                                        D.  Fort  Flowers,  Jr.
                                        Clayton  T.  Stone







                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                           SUMMARY COMPENSATION TABLE

     To meet the goal of providing shareholders a concise, comprehensive overview of compensation awarded, earned or paid in the reporting period, the Summary Compensation Table is utilized by the Company. The Summary Compensation Table includes individual compensation information with respect to the Chief Executive Officer and the five other most highly compensated executive officers of the Company and its subsidiaries and affiliates whose total compensation exceeded $100,000 for services rendered in all capacities during the fiscal years ended December 31, 2002, 2001 and 2000.

                                                       ANNUAL
                                                     COMPENSATION
                                        ---------------------------------------
                                                                                  LONG  TERM
                                                                     OTHER           AWARDS       ALL
NAME  AND  PRINCIPAL                                                 ANNUAL      STOCK OPTIONS   OTHER
POSITION(1)                    YEAR      SALARY(2)      BONUS(3) COMPENSATION(4)  GRANTED(5)  COMPENSATION(6)
--------------------          -----     ----------     --------- --------------  ------------ ---------------

Manuel  J.  Mehos              2002     $ 360,000      $ 257,013      $ 5,500        15,000        *
Chairman  of  the  Board       2001       360,000        269,230        4,285            --        *
President  and  Chief          2000       343,200        255,947        2,558        26,000        *
Executive  Officer  of  the
Company  and  the  Bank

Gary  R.  Garrett              2002       234,000             --        6,293            --        *
President, Coastal             2001       234,000        134,614        8,250            --        *
Banc  Mortgage  Corp.          2000       234,000        127,973        6,070        13,000        *

David  R.  Graham              2002       165,000         41,000        5,500         5,000        *
Executive  Vice  President     2001       148,890         39,873        4,722            --        *
- Commercial  Real  Estate     2000       142,138         34,258        2,800         5,000        *
Lending of the Bank

Robert  V.  New (7)            2002       180,000         90,000        2,860         5,000        *
Executive  Vice  President     2001            --             --           --        10,000       --
and Chief Banking Officer of   2000            --             --           --            --       --
the  Bank

Michael  A.  Presley  (8)      2002       282,481             --        5,689            --        *
Executive Vice President,      2001       440,165             --        5,129            --        *
Coastal Banc  Mortgage Corp.   2000       240,509             --        2,734            --        *

Catherine  N.  Wylie           2002       275,000        150,000       10,500        11,031        *
Sr. Executive Vice President,  2001       250,000        134,614       13,250            --        *
Chief Financial Officer and    2000       234,000        127,973       25,810        13,000        *
Chief  Operations  Officer  of
the  Company  and  the  Bank

______________________

(1)     Principal  positions  are  for  fiscal  2002.
(2) Does not include amounts attributable to miscellaneous benefits received by executive officers of the Bank, including use of Bank-owned vehicles and reimbursement of educational expenses. In the opinion of management of the Company, the costs to the Bank of providing such benefits to any individual executive officer during the year ended December 31, 2002 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(3) Includes lump sum cash bonuses earned for the fiscal year stated and paid, in some cases,in the subsequent year.
(4) Includes, for the named individuals, employer matching contributions accrued pursuant to the Company's Profit Sharing (401(k)) Plan, any car allowances and educational reimbursements. The amounts set for the in the table include $5,500 $6,293, $5,500, $2,860, $5,689 and $5,500 which were 401(k) Bank matched funds for Messrs. Mehos, Garrett, Graham, New, Presley and Ms. Wylie, respectively. The amounts also include $5,000 for Ms. Wylie's annual compensation paid from CoastalBanc Financial Corp.
(5) Free standing stock options; see "Aggregate Options Granted in Last Fiscal Year."
(6) Asterisk (*) denotes amount less than $50,000 or 10% of total annual salary and bonus.
(7)     Mr.  New  began  employment  with  the  Bank  on  December  31,  2001.
(8) Mr. Presley is not an officer of the Bank or the Company but is Executive Vice President of Coastal Banc Mortgage Corp., an affiliate of the Bank. His salary consists 100% of commissions on the sale of whole loan related assets to the Bank and to other third party entities.


EXECUTIVE  SEVERANCE  AGREEMENTS

     Other than as set forth below, the Company has not entered into any employment contracts with any of its officers. On May 31, 1999, the Company and the Bank extended the term of the executive severance agreements (the "Executive Severance Agreements") with Mr. Garrett and Ms. Wylie (together the "Employees", each, individually an "Employee") for a continuous term of thirty-six (36) months, subject to annual review of such provision. On February 22, 2001, the Company and the Bank entered into an Executive Severance Agreement with Mr. Mehos. On August 22, 2002, the Company and the Bank entered into the same type of agreement with Mr. New. The Executive Severance Agreements provide for the payment of certain severance benefits to Messrs. Mehos, Garrett, New and Ms. Wylie in the event of a trigger event under the Executive Severance Agreements, which means (i) the occurrence of a change in control of the Company as defined below, or (ii) the voluntary termination within 90 days of an event which occurs during the "Protected Period" (i.e., the period six months before and three years after a change of control or after the expiration of the Executive Severance Agreement) and constitutes "Good Reason" (as defined below), or (iii) termination of the Employee's employment for any reason other than "Just Cause" during the Protected Period. If a trigger event occurs, the Employees will be entitled to (x) payment by the Company or the Bank for a trigger event described in (i) above of one times the annual salary and bonus for incentive compensation (not including stock compensation plans) paid to the Employee during his or her immediately preceding year of employment or (y) the payment by the Company or the Bank for a trigger event described in (ii) or (iii) above of an amount equal to 2.99 times their annual salary (except for Mr. New's Executive Severance Agreement which sets forth an amount equal to 2.0 times his annual salary) plus bonuses paid during the immediately preceding year; and (z) the Company will cause any and all outstanding options to purchase stock of the Company held by each Employee to become immediately vested and exercisable in full. The Executive Severance Agreement also provides that the Company will reimburse the Employee for all costs and expenses, including reasonable attorney's fees incurred by the Employee to enforce rights or benefits under such agreements.

     Under the Executive Severance Agreements, a "Change In Control" of the Company would be deemed to occur if (i) the Company is not the surviving entity in any merger, consolidation, or other reorganization, (ii) the sale, exchange, lease, transfer or other disposition to any person of all or a substantial part of the assets, liabilities, or business of the Company or the Bank, (iii) any change in business of the Company or the Bank such that the Company does not own the voting stock of the Bank or the business of the Bank is not as an insured depository institution, (iv) any person or entity including a "group" as contemplated by Section 13(d)(3) of the Exchange Act acquires or gains ownership or control (including, without limitation, power to vote) of more than 25% of the outstanding shares of the Bank's or the Company's voting stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Bank or the Company before such election cease to constitute at least two-thirds of the Board of Directors.

     Under the Executive Severance Agreements (a) "Good Reason" means any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his or her personal residence, or perform his or her principal executive functions, more than thirty
(30) miles from his or her primary office as of the date of the Change in Control; (ii) a material (defined to be 10% or more) reduction in the Employee's base compensation as in effect on the date of the Change in Control or as the same may be increased from time to time; (iii) a successor to the Company or the Bank fails or refuses to assume the Company's and the Bank's obligations under the Executive Severance Agreement; (iv) the Company, the Bank or successor thereto breaches any provision of the Executive Severance Agreement; or (v) the Employee is terminated for other than Just Cause after the Change in Control; and (b) "Just Cause" means, in the good faith determination of the Company's and the Bank's Boards of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Executive Severance Agreement. The Employee shall have the right to make a presentation to the Board of Directors with counsel prior to rendering of such determination by the Board. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with the absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank and the Company.

     In the event that the Employee and the Company or the Bank agree that the Employee will be paid an amount under the Executive Severance Agreement that triggers the requirement to pay the excise tax required under Section 280G of the Internal Revenue Code of 1986, as amended, the Company or the Bank will reimburse the Employee for all such excise taxes.

     Effective June 28, 2001, the Company terminated the automatic extension provision of Mr. Garrett's Severance Agreement, with the resulting effect that it will terminate no later than June 27, 2004. The Executive Severance Agreements for Ms. Wylie and Mr. Mehos were renewed for an additional one year term subject to the terms of the May 31, 1999 modification and remain in effect for the modified period ending on the earlier of (i) a rolling three year period, or (ii) the date on which the Employee voluntarily terminates his or her employment with the Company or the Bank. Mr. New's Executive Severance Agreement began on August 22, 2002 and remains in effect for 2002 ending on the earlier of (i) a rolling three year period, or (ii) the date on which he voluntarily terminates his employment with the Company or the Bank. Any payments made to the Employee pursuant to the Executive Severance Agreement, or otherwise, are subject to and conditioned upon their compliance with the Federal Deposit Insurance Act and any regulations promulgated by the Federal Deposit Insurance Corporation thereunder.

AGGREGATE  OPTIONS  GRANTED  IN  LAST  FISCAL  YEAR

     The following table sets forth individual grants of options that were made during the last fiscal year to the executive officers named in the Summary Compensation Table. This table is intended to allow stockholders to ascertain the number and size of option grants made during the fiscal year, the expiration date of the grants and the potential realizable present value of such options under specified assumptions. The Grant Date Present Value is a hypothetical value of the options as of their date of grant and has been calculated using the Black-Scholes option-pricing model, as permitted by SEC rules, based upon a set of assumptions set forth in the footnote to the table. It should be noted that this model is only one method of valuing options, and the Company's use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise, which is unpredictable.




                                        PERCENT OF
                         OPTIONS      TOTAL OPTIONS
                         GRANTED        GRANTED TO        EXERCISE                GRANT DATE
                         (NO. OF         EMPLOYEES         PRICE      EXPIRATION   PRESENT
   NAME                 SHARES)(1)    IN FISCAL YEAR     PER SHARE       DATE      VALUE(2)
-------------------    ----------    ---------------     ---------    ----------  ----------

Manuel  J.  Mehos         15,000          41.63%         $  30.90       06-27-12   $131,565
Catherine  N.  Wylie       3,531           9.80             30.44       02-11-12     30,970
Catherine  N.  Wylie       7,500          20.81             30.90       06-27-12     65,783
Robert  V.  New            5,000          13.88             30.90       06-27-12     43,855
David  R.  Graham          5,000          13.88             30.96       05-24-12     43,855
Gary  R.  Garrett             --             --                --          --            --
                       ----------    ---------------
                          36,031         100.00%
                       ==========    ===============

______________________
(1) Total options granted in 2002 were 36,031 shares. The options vest 25% during the first calendar year and an additional 25% for each of the next three years.
(2) The potential realizable value of the grant of options is the present value of the grant at the date of grant using a variation of the Black-Scholes option-pricing model. Assumptions used to calculate the present value of the options granted in 2002, were as follows: an expected volatility rate of 26.99%, a risk free rate of return of 1.606%, a dividend yield of $0.48 per share per year and the expiration date of ten years, respectively. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial
Accounting  Standards  No.  123,  "Accounting  for  Stock  Based  Compensation."

   AGGREGATE OPTIONS EXERCISED IN LAST YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the aggregate amount of options exercised during the last fiscal year, any value realized thereon, the number of unexercised options at the end of the fiscal year (exercisable and unexercisable) and the value with respect thereto.

                                      VALUE                                       VALUE OF UNEXERCISED
                        SHARES       REALIZED        NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS AT
                     ACQUIRED ON      UPON        OPTIONS AT FISCAL YEAR-END       FISCAL YEAR-END(3)
NAME                   EXERCISE     EXERCISE(2)   EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
------------------   -----------   ---------      --------------------------   --------------------------
Manuel  J.  Mehos          --     $      --         228,250      17,750          $4,217,208  $   130,712
Gary  R.  Garrett          --            --          80,172       3,250           1,472,777       57,200
David  R.  Graham          --            --          14,212       5,250             203,300       29,737
Robert  V.  New            --            --           3,750      11,250              10,438       31,312
Michael  A. Presley        --            --           7,500         --               90,150           --
Catherine  N.  Wylie   12,745(1)    283,707          82,809      11,523           1,474,299       62,258

_____________________

(1)     Ms.  Wylie  exercised  options  to  acquire  12,745  shares  of  stock.
(2) Value Realized Upon Exercise is the difference between the exercise price and the market price at the time of exercise.
(3) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $32.35 per share, which was the closing sale price of the common stock on the Nasdaq National Market on December 31, 2002.


               DISCLOSURE OF EQUITY COMPENSATION PLAN INFORMATION
                             AS OF DECEMBER 31, 2002
The following table provides information on all existing Stock Option Plans as of December 31, 2002.


                      NUMBER OF SECURITIES       WEIGHTED-AVERAGE EXERCISE     NUMBER OF SECURITIES
                         TO BE ISSUED UPON          PRICE OF OUTSTANDING     REMAINING AVAILABLE FOR
                      EXERCISE OF OUTSTANDING          OPTIONS, WARRANTS      FUTURE ISSUANCE UNDER
PLAN CATEGORY       OPTIONS, WARRANTS AND RIGHTS          AND RIGHTS        EQUITY COMPENSATION PLANS
-------------       ---------------------------- -----------------------    -------------------------
Equity compensation
  plans approved by
  stockholders               604,654 (1)                  $ 15.64                      31,046
Equity  compensation
  plans  not  approved
  by  stockholders             3,556 (2)                    30.53                      21,444
                             -------                       ------                      ------
Total                        608,210                        15.73                      52,490
                             =======                       ======                      ======

(1)     Includes  the  1991,  1995  and  1999  Employee  Stock  Option  Plans.
(2)     Includes  the  2002  Non-Employee  Stock  Option  Plan.

COMPARATIVE  STOCK  PERFORMANCE  GRAPH

     The stock performance graph below compares the cumulative total stockholder return of the Company's Common Stock from December 31, 1997 to December 31, 2002 with the cumulative total return of the National Association of Securities Dealers Automated Quotations ("Nasdaq") Market Index and certain thrift institutions traded on the Nasdaq, as compiled by SNL Securities, L.P. in its OTC Thrift Index, assuming an investment of $100 on December 31, 1997 and the reinvestment of all dividends. In 1997, the Company paid quarterly dividends in the amount of $.10 per share on March 15, 1997 and quarterly dividends of $.12 per share on June 15, 1997, September 15, 1997 and December 15, 1997. In 1998, the Company split the stock 3:2 at which time the $.12 per share dividend, adjusted for the split was $.08 per share. During 1998 and 1999, the Company paid quarterly dividends in the amount of $.08 per share, as adjusted for the stock split, on March 15, 1998, June 15, 1998, September 15, 1998, December 15, 1998, March 15, 1999, June 15, 1999, September 15, 1999 and December 15, 1999.
During 2000, the Company paid quarterly dividends in the amount of $.08 per share on March 15, 2000 and June 15, 2000. Quarterly dividends paid for the September 15, 2000 and December 15, 2000 periods were $.10 per share. During 2001, the Company paid quarterly dividends in the amount of $.10 per share on March 15, 2001 and dividends in the amount of $.12 per share on June 15, 2001, September 15, 2001 and December 15, 2001. During 2002, the Company paid quarterly dividends in the amount of $.12 per share on March 15, 2002, June 15, 2002, September 15, 2002 and December 15, 2002.












                      [THIS SPACE INTENTIONALLY LEFT BLANK]

           COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURN PERFORMANCE
                              COASTAL BANCORP, INC.




                               [GRAPHIC  OMITED]
                               -----------------




                                                PERIOD  ENDING
                        ------------------------------------------------------------------
INDEX                   12/31/97   12/31/98   12/31/99    12/31/00    12/31/01    12/31/02

Coastal  Bancorp,  Inc.   100.00     76.40      77.82      109.02      133.24       151.53
Nasdaq  -  Total  US      100.00    140.99     261.48      157.42      124.89        86.33
SNL  OTC  Thrift  Index   100.00     87.44      75.20       94.33      121.06       154.43
SNL  $1B-$5B  Thrift
  Index                   100.00     89.76      80.38       97.16      138.52       177.39
SNL  $1B-$5B  Bank
  Index                   100.00     99.77      91.69      104.05      126.42       145.94

______________
Notes:
(1) Each Index is weighted for all companies that fit the criteria of that particular Index. The Index is calculated to exclude companies as they are merged out of existence, and add them to the Index calculation as they become publicly traded companies. All companies in the particular Index that were in existence at December 31, 2002 are included in the calculations.
(2) Each Index value measures dividend re-investment by assuming dividends are received in cash on the ex-date and re-invested back into the company stock paying the dividend on the same day. The stock price on the ex-date is used to calculate how many shares can be bought with the dividend.

TRANSACTIONS  WITH  MANAGEMENT

     Certain of the Company's Directors, Executive Officers and Associates of Directors or Executive Officers were customers of or had various transactions with Coastal and its subsidiaries in the ordinary course of business in 2002. These transactions cover a wide range of banking services, both person and corporate. Without exception, all services were provided to the Directors, Executive Officers and their Associates at market rates consistent with published for schedules. Similar additional transactions may be expected to take place in the ordinary course of business in the future. Although various laws and regulations governing the Company and its subsidiaries allow Coastal and its subsidiaries to make loans to a limited extent to its Executive Officers, any loans and loan commitments and sales of commercial paper involving Executive Officers, Directors or their affiliates were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other person and did not involve more than the normal risk of collectibility or other unfavorable features. At December
31, 2002, there were no loans outstanding to Directors, Executive Officers or their associates.

                       PROPOSAL TO RATIFY THE SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected KPMG LLP as independent public accountants for the Company and the Bank for the year ending December 31, 2003, and has further directed that the selection of independent public accountants be submitted for ratification by the stockholders at the Annual Meeting. KPMG LLP has advised the Company that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. KPMG LLP provided certain non-audit services to the Company and the Bank in 2002 which are described below under "Other Fees". A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

FEES  BILLED  TO  THE  COMPANY  BY  KPMG  LLP  DURING  FISCAL  2002

Audit  Fees:
------------

     Fees paid by the Company to KPMG LLP for audit services during the Company's fiscal years ended 2002 and 2001 for examination of the Company's annual consolidated financial statements, including those consolidated financial statements in the Company's quarterly reports on Form 10-Q, were $242,500 and $246,500, respectively.

Other  Fees:
------------

     Other fees paid by the Company to KPMG LLP during the Company's fiscal years ended 2002 and 2001 were $60,000 and $0 for services rendered during the 2002 issuance of the 9.0% Trust Preferred Securities, $36,345 and $30,125 for preparation of the Company's 2001 and 2000 income tax returns and $10,750 and $10,300 for the 2001 and 2000 fiscal years audits of the Bank's 401(k) Plan.

     All non-audit services were reviewed by the Audit Committee which concluded that the performance of such service by KPMG LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. Stockholder ratification of the selection of KPMG LLP as the Company's independent public accountants is not required by the Company's Bylaws or other applicable legal requirement. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice.

     In the event that stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.


     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  RATIFICATION  OF THE
APPOINTMENT  OF  KPMG  LLP  AS  INDEPENDENT  PUBLIC ACCOUNTANTS FOR FISCAL 2003.


                              STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the corporate headquarters office of the Company at Coastal Banc Plaza, 5718 Westheimer, Suite 600, Houston, Texas 77057-5745, no later than November 26, 2003. If such proposal is in compliance with all of the requirements of Rule
14a-8 promulgated under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company's Articles of Incorporation, which provide that business must be properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder (whether or not it is submitted for inclusion in the Company's proxy materials), the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information specified in the Company's Articles of Incorporation. If the proposal is not made in accordance with the terms of the Articles of Incorporation, such proposal will not be acted upon at the Annual Meeting. No stockholder proposals were received by the Company in connection with the 2003 Annual Meeting.

                               PROXY SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company or the Bank may solicit proxies personally or by telephone without additional compensation.

     The Company has not retained a professional proxy solicitation firm to assist in the solicitation of proxies or for related services.


                                  OTHER MATTERS

     Management is not aware of any business to come before the 2003 Annual Meeting other than those matters described above in this Proxy Statement and possibly, procedural matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report for the year ended December 31, 2002 ("Annual Report") accompanies this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AND ANY EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO CATHERINE N. WYLIE, CHIEF FINANCIAL OFFICER, COASTAL BANCORP, INC., COASTAL BANC PLAZA, 5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS 77057-5745. THE FORM 10-K IS NOT A PART OF THE PROXY SOLICITATION MATERIALS.

                              By  Order  of  the  Board  of  Directors



                              /s/  Linda  B.  Frazier
                              -----------------------
                              Linda  B.  Frazier
                              Secretary

March  25,  2003

     APPENDIX  A

                             AUDIT COMMITTEE CHARTER
                              COASTAL BANCORP, INC.


1.     Audit  Committee  Purpose  and  Authority

The Audit Committee (the "Committee") of Coastal Bancorp, Inc., its subsidiaries and affiliates (the "Company") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities to financial institution regulators, the shareholders, potential shareholders and the investment community. The Committee's primary duties and responsibilities are to:

     Monitor the integrity of the Company's financial statements, consolidated accounting and financial controls, the financial reporting process, in addition to the Company's systems of internal controls.

     Monitor the selection, independence and performance of the Company's independent auditors, the Company's internal auditing function (whether inhouse or outsourced) and the Company's loan review function. Evaluate, and where appropriate, replace the independent auditors or the outsourced internal audit firm, if applicable.

     Provide an avenue of communication among the independent auditors, management, the internal audit function (whether inhouse or outsourced) and the Board. It is the expectation of the Committee that management will fulfill is responsibility of bringing any significant matters to the attention of the Committee.

The Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities and shall have unrestricted access to the personnel records, systems and facilities of the Company and the Company's independent public accountants, internal and external legal counsel and consultants. The Committee shall have the authority to request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee has the ability to retain, at the Bank's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Committee may also require that the Company's legal counsel disclose at the Board meetings the existence of any legal matter that might have a significant impact on the Company's financial statements, and notify the members of the Committee of any significant legal matters that might arise between Board meetings.

Any change in the employment status, title or scope of responsibilities of the Company's independent auditors or the Company's internal auditing function (whether inhouse or outsourced) must be approved in writing by the Committee.

2.     Audit  Committee  Composition  and  Meetings

Committee  members  shall  meet  the  requirements of Section 112 of the Federal
Deposit Insurance Corporation Improvement Act of 1991 and the National Association of Securities Dealers (NASD). The Committee shall be comprised of three or more directors as determined and appointed by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.

A director of the Company with any of the following relationships will not be considered independent: (i) employment by the Company or any of its affiliates for the current year or during any part of the past three years; (ii) acceptance of any compensation from the Company or any of its affiliates in excess of $60,000.00 during the Company's previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (iii) member of the immediate family of an individual who is, or has been in any part of the past three years, employed by the Company or any of its affiliates as an executive officer; (iv) partnership in, or a controlling shareholder or an executive offer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed five percent (5%) of the company's or business organization's gross revenues for that year, or $200,000.00, whichever is more, in any of the past three years; or (v) employment as an executive officer of another entity where any of the Company's executives serve on that entity's compensation committee.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least two members of the Committee shall have accounting or related financial management expertise.

The Committee will meet at least quarterly on the date of a normally scheduled meeting of the Board. The Chairman of the Committee may schedule additional meetings as required. Meetings of the Committee will be conducted in private with a member of the internal audit firm/department and/or any other employee, officer, outside counsel or independent auditors of the Company as the Committee or the Board deems necessary or appropriate.

3.     Audit  Committee  Responsibilities  and  Duties

Review  Procedures
------------------

     Review and reassess the adequacy of this charter at least annually. Submit the charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations.

     Review the Company's annual audited financial statements prior to filing or distribution. This review may include discussion with management and the Company's independent auditors concerning any significant issues regarding accounting principles, practices and judgments employed in the preparation of the annual consolidated financial statements.

     In consultation with management, the independent auditors and the internal audit firm/department members, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal audit firm/department together with management's responses.

     Review with the financial management of the Company and the independent auditors any significant issues that arise during any interim period for which the Company discloses financial results.

Independent  Auditors
---------------------

     The independent auditors are ultimately accountable to the Committee and the Board. The Committee shall review the independence and performance of the auditors and annually recommend to the Board the appointment or discharge of the independent auditors when circumstances warrant.

     Approve the fees and other significant compensation to be paid to the independent auditors.

     On an annual basis, the Committee shall meet separately with the independent auditors to review and discuss with them all significant relationships said independent auditors have with the Bank that could impair their independence.

     Review  the  independent  auditor's  engagement  letter.

     Discuss the results of the year end audit with the independent auditors including those matters required to be communicated to audit committees in accordance with AICPA SAS 61.

Internal  Audit  Firm/Department  and  Legal  Compliance
--------------------------------------------------------

     Review the budget, audit plan, activities, organizational structure and qualifications of the internal audit firm/department as needed.

     Review significant reports prepared by the internal audit firm/department together with management's responses and follow-up to those reports.

     Review all Suspicious Activity Reports and other reports concerning any significant fraud or regulatory noncompliance that occurs at the Company.

     On at least an annual basis, review with the Company's general counsel any legal matters that could have a significant impact on the Company's financial statements.

Other  Audit  Committee  Responsibilities
-----------------------------------------

     Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should state whether the Committee has: (i) reviewed and discussed the audited financial statements with management;
     (ii) discussed with the independent auditors the matters required to be discussed by SAS No. 61, including: (a) the methods used to account for significant transactions; (b) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (c) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (d) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; (iii) received written disclosures from the independent auditors regarding their independence as required by Independence Standards Board Standard No. 1, and has discussed the independent auditors' independence with the independent auditors; and (iv) based on the foregoing, recommend to the Board that the audited financial statements be included in the Company's annual report for the last fiscal year for filing with the SEC.

     Perform any other activities consistent with this charter, the Company's by-laws, and governing law that the Committee or the Board deems necessary or appropriate.

     Review examination reports rendered by regulatory authorities and evaluate the adequacy of management's response.

4.     Safe  Harbor  Statement

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations or to resolve disagreements, if any, between members of management.